UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 6, 2023

ATLASSIAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37651	88-3940934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 Bush Street, Floor 13
San Francisco, California 94104
(Address of principal executive offices and Zip Code)
(415) 701-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TEAM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Atlassian Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders on December 6, 2023 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2023 Proxy Statement filed with the Securities and Exchange Commission on October 18, 2023 (the “Proxy Statement”).

Each stockholder present in person, or by proxy, was entitled to one vote for every share of Class A Common Stock held and ten votes for every share of Class B Common Stock held. The total number of votes received for each proposal is set out below (shown to reflect ten votes for every share of Class B Common Stock and one vote for every share of Class A Common Stock). As of October 9, 2023, the record date for the Meeting, there were 155,167,974 shares of Class A Common Stock and 103,047,371 shares of Class B Common Stock outstanding, all of which were entitled to vote with respect to all matters acted upon at the Meeting.

Proposal 1: Election of directors:

	For	Against	Abstain	Broker Non-Votes
Shona L. Brown	1,149,984,616	4,620,202	233,439	7,503,427
Michael Cannon-Brookes	1,131,109,506	21,746,506	1,982,245	7,503,427
Scott Farquhar	1,131,110,543	21,745,205	1,982,509	7,503,427
Heather M. Fernandez	1,129,834,866	22,934,267	2,069,124	7,503,427
Sasan Goodarzi	1,151,105,199	3,397,086	335,972	7,503,427
Jay Parikh	1,152,120,719	2,471,169	246,369	7,503,427
Enrique Salem	1,129,700,578	23,118,000	2,019,679	7,503,427
Steven Sordello	1,153,279,310	1,314,887	244,060	7,503,427
Richard P. Wong	1,121,196,139	31,625,390	2,016,728	7,503,427
Michelle Zatlyn	1,153,282,875	1,316,884	238,498	7,503,427

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024:

For	Against	Abstain	Broker Non-Votes
1,161,094,745	1,019,355	227,584	0

Proposal 3: Advisory vote to approve the fiscal year 2023 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
1,125,653,690	28,802,909	381,658	7,503,427

Proposal 4: Advisory vote on the frequency of holding future advisory votes to approve compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,152,753,298	58,299	1,842,176	184,484	7,503,427

With respect to the frequency of holding future advisory votes to approve compensation of the Company’s named executive officers, considering the strong support for an annual advisory vote as reflected in the voting results, and the Board’s recommendation of an annual advisory vote, the Company has determined that it will hold advisory votes to approve the compensation of the Company’s named executive officers annually until the matter is again submitted to the Company’s stockholders for a vote. A stockholder advisory vote on the frequency of stockholder advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASSIAN CORPORATION

Date:	December 7, 2023	By:	/s/ Stan Shepard
Stan Shepard
General Counsel